As filed with the Securities and Exchange Commission on June 30, 2021
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2021
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Stockholders.

Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report April 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	12

FINANCIAL HIGHLIGHTS	24

Distribution Reinvestment Plan for the Fund	26
Directory	29
Proxy Voting Policies and Procedures	30
Quarterly Portfolio Schedule	30
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2021 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. (the Fund) for the six months ended April 30, 2021 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

On December 31, 2020, the Fund announced a reduction in its monthly distribution rate. The decrease in the Fund’s distribution rate was the result of numerous factors, including reductions in the amount of leverage employed by the Fund and the resultant overall reduction in the amount of investment income earned, and expected to be earned in the near future, by the Fund.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model and will continue to monitor the potential long-term implications for global economies. Neuberger Berman will remain flexible and look to adapt, as necessary, the firm’s operations and processes to most effectively manage portfolios.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

1

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. (the Fund) generated a 34.42% total return on a net asset value (NAV) basis for the six months ended April 30, 2021 (the reporting period) and outperformed its benchmark, the FTSE Nareit All Equity REITs Index (the Index), which provided a 31.05% total return for the same period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was a key contributor to the Fund’s outperformance during the reporting period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

The equity market, as measured by the S&P 500® Index, generated outstanding results during the reporting period. The market initially rose sharply given the resolution of the November 2020 elections and the announcement of several highly effective COVID-19 vaccines. This, coupled with improving economic data and continued accommodative monetary policy by the U.S. Federal Reserve Board (Fed), fueled investor risk appetite. Investors, anticipating a sustainable recovery, flocked to more cyclical companies that could benefit the most from an economic revival. All told, the S&P 500 Index gained 28.85% during the reporting period. Comparatively, real estate investment trusts (REITs), as measured by the Index, outperformed the equity market.

On average, during the reporting period, the Fund had roughly a 37% allocation to REIT preferred shares, which we invest in to pursue the Fund’s dual objective of income generation and price appreciation. This detracted from relative performance as preferred shares, as measured by the FTSE Nareit Preferred Stock Index, returned 12.97% during the reporting period, lagging the Index. Stock selection also detracted from relative results, whereas sector allocation was additive for returns. From a stock selection perspective, holdings in the Shopping Centers, Regional Malls and Lodging/Resorts sectors were the largest detractors from performance. The sectors that were the most additive to performance were Infrastructure REITs and Data Centers. In terms of sector positioning, our overweights to Shopping Centers and Regional Malls versus the Index were the most beneficial for relative performance. Conversely, an underweight to the Specialty sector and a small cash position were the largest headwinds for results.

There is growing optimism that the U.S. is rapidly emerging from the depths of the pandemic, however, the lasting effects of COVID-19 and a global recession remain the primary risks to the market. We believe the recent acceleration of vaccine deployment in the U.S. increases visibility to a post-COVID-19 environment and may lead to a sustainable market recovery. The discovery of several virus variants, many of which are highly contagious, remind us that elevated uncertainty and market volatility could persist. In the meantime, we believe measures, including additional monetary and fiscal stimulus, should help buoy the economy until self-sustaining economic growth returns.

The $1.9 trillion American Rescue Plan passed by Congress and two recently proposed White House plans totalling over $4 trillion of additional long-term stimulus, if passed by Congress, should help sustain a strong economic recovery. However, the strength of the ongoing recovery and the sheer size of these spending plans have sparked inflation concerns and increased long-term interest rates. Dovish commentary by the U.S. Treasury and the Fed have moderated some of these concerns and we anticipate that this should anchor rates near historically low levels. We believe low interest rates should also help stabilize the market and support a market recovery, but longer term policy details relating to deficit spending, tax policy, and global trade could weigh on investor sentiment. That said, we have shifted the Fund to a more opportunistic stance, but are mindful that a full recovery likely remains many months away.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

2

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments*)
Equity Apartments	8.7%
Equity Data Centers	5.0
Equity Diversified	6.6
Equity Free Standing	3.6
Equity Health Care	9.9
Equity Industrial	7.3
Equity Lodging/Resorts	7.1
Equity Manufactured Homes	2.3
Equity Office	6.6
Equity Regional Malls	6.9
Equity Self Storage	5.6
Equity Shopping Centers	5.4
Equity Single Family Homes	4.0
Equity Specialty	2.7
Infrastructure REITs	7.5
Mortgage Commercial Financing	4.9
Mortgage Home Financing	4.5
Short-Term Investments	1.4
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS
			Average Annual Total Return
		Six Month	Ended 04/30/2021
	Inception	Period Ended				Life of
	Date	04/30/2021	1 Year	5 Years	10 Years	Fund
At NAV[1]	10/28/2003	34.42%	46.46%	7.04%	8.43%	4.93%
At Market Price[2]	10/28/2003	35.66%	55.30%	8.92%	9.07%	4.41%
Index
FTSE Nareit All Equity
REITs Index[3]		31.05%	33.36%	9.28%	9.66%	10.00%

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

3

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

FTSE Nareit All Equity REITs Index:

The index is a free float-adjusted, market capitalization-weighted index that tracks the performance of U.S. equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange or NASDAQ. Equity REITs include all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Schedule of Investments Real Estate Securities Income Fund Inc.^
(Unaudited) April 30, 2021

NUMBER OF SHARES		VALUE

Common Stocks 82.6%

Apartments 10.9%
105,407	American Campus Communities, Inc.	$4,765,450	(a)
110,328	Apartment Income REIT Corp.	4,981,309
83,258	Equity Residential	6,180,241	(a)
10,580	Essex Property Trust, Inc.	3,073,702	(a)
43,705	Mid-America Apartment Communities, Inc.	6,876,108	(a)
		25,876,810

Commercial Financing 5.8%
202,014	Blackstone Mortgage Trust, Inc. Class A	6,563,435	(a)
280,031	Starwood Property Trust, Inc.	7,230,400	(a)
		13,793,835

Data Centers 6.2%
61,547	CoreSite Realty Corp.	7,477,345	(a)
46,870	Digital Realty Trust, Inc.	7,232,510	(a)
		14,709,855

Diversified 2.3%
71,590	WP Carey, Inc.	5,361,375	(a)

Free Standing 3.7%
113,268	Four Corners Property Trust, Inc.	3,270,047	(a)
117,668	Spirit Realty Capital, Inc.	5,593,937	(a)
		8,863,984

Health Care 12.4%
181,150	Healthpeak Properties, Inc.	6,220,691	(a)
419,123	Medical Properties Trust, Inc.	9,241,662	(a)
201,124	Omega Healthcare Investors, Inc.	7,642,712	(a)
83,060	Welltower, Inc.	6,231,992	(a)
		29,337,057

Home Financing 5.7%
342,391	AGNC Investment Corp.	6,139,071	(a)
810,131	Annaly Capital Management, Inc.	7,355,989	(a)
		13,495,060

Industrial 4.5%
31,691	Prologis, Inc.	3,692,952	(a)
189,061	STAG Industrial, Inc.	6,902,617	(a)
		10,595,569

See Notes to Financial Statements	6

Schedule of Investments Real Estate Securities Income Fund Inc.^
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Infrastructure 9.5%
26,995	American Tower Corp.	$6,877,516	(a)
82,467	Crown Castle International Corp.	15,591,211	(a)
		22,468,727

Manufactured Homes 1.7%
23,435	Sun Communities, Inc.	3,909,661	(a)

Office 5.2%
57,944	Boston Properties, Inc.	6,336,176	(a)
132,283	Highwoods Properties, Inc.	5,924,956	(a)
		12,261,132

Regional Malls 4.6%
89,065	Simon Property Group, Inc.	10,842,773	(a)

Self Storage 3.6%
30,060	Public Storage	8,451,670	(a)

Shopping Centers 3.1%
116,383	Regency Centers Corp.	7,408,942	(a)

Specialty 3.4%
71,622	Iron Mountain, Inc.	2,873,475	(a)
161,521	VICI Properties, Inc.	5,120,216
		7,993,691
	Total Common Stocks (Cost $153,816,361)	195,370,141

NUMBER OF UNITS

Master Limited Partnerships and Limited Partnerships 1.4%

Real Estate Management and Development 1.4%
185,204	Brookfield Property Partners LP
	(Cost $2,481,777)	3,331,820

See Notes to Financial Statements	7

Schedule of Investments Real Estate Securities Income Fund Inc.^
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Preferred Stocks 40.1%

Commercial Financing 0.3%
30,000	KKR Real Estate Finance Trust, Inc., Ser. A, 6.50%	$773,400	(a)(b)

Data Centers 0.1%
5,000	Digital Realty Trust, Inc., Ser. J, 5.25%	132,850	(b)

Diversified 6.1%
50,000	Armada Hoffler Properties, Inc., Ser. A, 6.75%	1,347,500	(a)(b)
32,906	Colony Capital, Inc., Ser. H, 7.13%	817,056	(a)(b)
343,591	Colony Capital, Inc., Ser. I, 7.15%	8,637,878	(a)(b)
125,000	Colony Capital, Inc., Ser. J, 7.13%	3,118,750	(a)(b)
15,000	Gladstone Commercial Corp., Ser. E, 6.63%	394,200	(b)
		14,315,384

Free Standing 0.8%
68,922	National Retail Properties, Inc., Ser. F, 5.20%	1,778,188	(a)(b)

Industrial 4.7%
119,500	Monmouth Real Estate Investment Corp., Ser. C, 6.13%	3,053,225	(a)(b)
16,300	PS Business Parks, Inc., Ser. Y, 5.20%	432,765	(a)(b)
62,350	PS Business Parks, Inc., Ser. Z, 4.88%	1,684,073	(a)(b)
233,500	Rexford Industrial Realty, Inc., Ser. A, 5.88%	5,921,560	(a)(b)
		11,091,623

Lodging/Resorts 8.9%
193,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	4,504,620	(a)(b)
19,000	DiamondRock Hospitality Co., Ser. A, 8.25%	548,720	(a)(b)
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	2	*(b)(c)(d)(e)
26,021	Hersha Hospitality Trust, Ser. C, 6.88%	628,927	(a)(b)
30,767	Hersha Hospitality Trust, Ser. D, 6.50%	720,871	(a)(b)
43,750	Hersha Hospitality Trust, Ser. E, 6.50%	1,039,062	(a)(b)
349,300	Pebblebrook Hotel Trust, Ser. D, 6.38%	8,819,825	(a)(b)
13,504	Summit Hotel Properties, Inc., Ser. D, 6.45%	349,304	(b)
31,775	Summit Hotel Properties, Inc., Ser. E, 6.25%	827,739	(a)(b)
87,000	Sunstone Hotel Investors, Inc., Ser. E, 6.95%	2,213,280	(a)(b)
55,000	Sunstone Hotel Investors, Inc., Ser. F, 6.45%	1,389,850	(a)(b)
		21,042,200

Manufactured Homes 1.2%
48,400	UMH Properties, Inc., Ser. C, 6.75%	1,258,400	(a)(b)
60,000	UMH Properties, Inc., Ser. D, 6.38%	1,544,400	(a)(b)
		2,802,800

See Notes to Financial Statements	8

Schedule of Investments Real Estate Securities Income Fund Inc.^
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Office 3.2%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	$7,500,000	(a)(b)(c)

Regional Malls 2.6%
125,000	Brookfield Property REIT, Inc., Ser. A, 6.38%	3,135,000	(a)(b)
191,313	CBL & Associates Properties, Inc., Ser. D, 7.38%	191,313	(b)
80,357	CBL & Associates Properties, Inc., Ser. E, 6.63%	73,929	(b)
141,942	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	1,328,577	(a)(b)
205,000	Washington Prime Group, Inc., Ser. H, 7.50%	1,521,100	(b)
		6,249,919

Self Storage 3.5%
26,781	Public Storage, Ser. C, 5.13%	680,237	(a)(b)
33,176	Public Storage, Ser. J, 4.70%	908,691	(a)(b)
102,000	Public Storage, Ser. K, 4.75%	2,832,540	(a)(b)
91,000	Public Storage, Ser. L, 4.63%	2,437,890	(a)(b)
31,700	Public Storage, Ser. M, 4.13%	826,736	(a)(b)
25,000	Public Storage, Ser. O, 3.90%	652,500	(a)(b)
		8,338,594

Shopping Centers 3.7%
10,788	Cedar Realty Trust, Inc., Ser. B, 7.25%	273,584	(b)
74,100	Cedar Realty Trust, Inc., Ser. C, 6.50%	1,869,543	(a)(b)
20,000	Federal Realty Investment Trust, Ser. C, 5.00%	532,400	(a)(b)
83,523	Saul Centers, Inc., Ser. E, 6.00%	2,223,382	(a)(b)
40,000	SITE Centers Corp., Ser. A, 6.38%	1,058,400	(a)(b)
105,750	Urstadt Biddle Properties, Inc., Ser. K, 5.88%	2,743,155	(a)(b)
		8,700,464

Single Family Homes 5.0%
136,000	American Homes 4 Rent, Ser. D, 6.50%	3,435,360	(a)(b)
72,500	American Homes 4 Rent, Ser. E, 6.35%	1,840,050	(a)(b)
130,700	American Homes 4 Rent, Ser. F, 5.88%	3,449,173	(a)(b)
121,600	American Homes 4 Rent, Ser. G, 5.88%	3,211,456	(a)(b)
		11,936,039
Total Preferred Stocks (Cost $107,144,437)		94,661,461

See Notes to Financial Statements	9

Schedule of Investments Real Estate Securities Income Fund Inc.^
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 1.8%

Investment Companies 1.8%
4,253,775	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(f)	$4,253,775
	(Cost $4,253,775)
Total Investments 125.9% (Cost $267,696,350)		297,617,197

Liabilities Less Other Assets (25.9)%		(61,208,424)

Net Assets Applicable to Common Stockholders 100.0%		$236,408,773

*	Non-income producing security.

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.

(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c)	Value determined using significant unobservable inputs.

(d)	Security fair valued as of April 30, 2021 in accordance with procedures approved by the Board of Directors. Total value of all such securities at April 30, 2021 amounted to $2, which represents 0.0% of net assets applicable to common stockholders of the Fund.

(e)	Defaulted security.

(f)	Represents 7-day effective yield as of April 30, 2021.

Derivative Instruments

Purchased option contracts (“options purchased”)

At April 30, 2021, the Fund did not have any outstanding options purchased. For the six months ended April 30, 2021, the average market value for the months where the Fund had options purchased outstanding was $9,365.

Written option contracts (“options written”)

At April 30, 2021, the Fund did not have any outstanding options written. For the six months ended April 30, 2021, the average market value for the months where the Fund had options written outstanding was $(983,325).

See Notes to Financial Statements	10

Schedule of Investments Real Estate Securities Income Fund Inc.^
(Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$195,370,141	$—	$—	$195,370,141
Master Limited Partnerships and Limited Partnerships(a)	3,331,820	—	—	3,331,820
Preferred Stocks
Lodging/Resorts	21,042,198	—	2	21,042,200
Office	—	—	7,500,000	7,500,000
Other Preferred Stocks(a)	66,119,261	—	—	66,119,261
Total Preferred Stocks	87,161,459	—	7,500,002	94,661,461
Short-Term Investments	—	4,253,775	—	4,253,775
Total Investments	$285,863,420	$4,253,775	$7,500,002	$297,617,197

(a)	The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:
										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change						from
	balance,	Accrued		in unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as of
	11/1/2020	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	04/30/2021	04/30/2021
Investments
in Securities:
Preferred Stocks(c)(d)	$7,350,000	$—	$—	$150,000	$—	$—	$2	$—	$7,500,002	$150,000
Total	$7,350,000	$—	$—	$150,000	$—	$—	$2	$—	$7,500,002	$150,000

(c)	Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)	As of the six months ended April 30, 2021, these investments were fair valued in accordance with procedures approved by the Board of Directors. These investments did not have a material impact on the Fund’s net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
April 30, 2021
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$297,617,197
Cash	1,003,195
Dividends and interest receivable	198,920
Receivable for securities sold	25,833
Prepaid expenses and other assets	1
Total Assets	298,845,146
Liabilities
Loans payable (Note A)	61,000,000
Distributions payable—common stock	60,114
Payable to investment manager (Note B)	136,767
Payable for securities purchased	1,003,195
Payable to administrator (Note B)	56,986
Payable to directors	6,317
Interest payable (Note A)	77,288
Other accrued expenses and payables	95,706
Total Liabilities	62,436,373
Net Assets applicable to Common Stockholders	$236,408,773
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$237,943,701
Total distributable earnings/(losses)	(1,534,928)
Net Assets applicable to Common Stockholders	$236,408,773
Shares of Common Stock Outstanding ($0.0001 par value; 999,978,880 shares authorized)	47,420,401
Net Asset Value Per Share of Common Stock Outstanding	$4.99
* Cost of Investments
(a) Unaffiliated Issuers	$267,696,350

See Notes to Financial Statements	12

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES INCOME
FUND INC.
For the
Six Months Ended
April 30, 2021
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$5,729,049
Interest and other income-unaffiliated issuers	675
Total income	$5,729,724
Expenses:
Investment management fees (Note B)	771,271
Administration fees (Note B)	321,363
Audit fees	24,080
Custodian and accounting fees	28,923
Insurance	4,015
Legal fees	36,617
Stockholder reports	46,416
Stock exchange listing fees	3,454
Stock transfer agent fees	8,536
Directors’ fees and expenses	23,609
Interest	514,352
Miscellaneous	1,538
Total expenses	1,784,174
Net investment income/(loss)	$3,945,550

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,490,342)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	59,131,107
Net gain/(loss) on investments	57,640,765
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$61,586,315

See Notes to Financial Statements	13

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES INCOME FUND INC.
	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$3,945,550	$5,173,162
Net realized gain/(loss) on investments	(1,490,342)	(16,828,648)
Change in net unrealized appreciation/(depreciation) of investments	59,131,107	(59,814,385)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	61,586,315	(71,469,871)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(9,711,698)	(6,962,679)
Tax return of capital	—	(15,799,026)
Total distributions to Common Stockholders	(9,711,698)	(22,761,705)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	4,247
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	51,874,617	(94,227,329)
Net Assets Applicable to Common Stockholders:
Beginning of period	184,534,156	278,761,485
End of period	$236,408,773	$184,534,156

See Notes to Financial Statements	14

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND INC.
For the Six Months Ended April 30, 2021
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$61,586,315
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(34,509,789)
Proceeds from disposition of investment securities	26,880,823
Purchase/sale of short-term investment securities, net	(2,625,919)
Increase in dividends and interest receivable	(23,451)
Decrease in prepaid expenses and other assets	5,178
Decrease in receivable for securities sold	52,732
Increase in payable for securities purchased	1,003,195
Decrease in interest payable	(1,427)
Increase in payable to investment manager	15,674
Decrease in payable to directors	(14,625)
Increase in payable to administrator	6,531
Decrease in other accrued expenses and payables	(3,997)
Unrealized appreciation on investment securities of unaffiliated issuers	(59,131,107)
Net realized loss from transactions in investment securities of unaffiliated issuers	1,490,342
Net cash provided by (used in) operating activities	$(5,269,525)
Cash flows from financing activities:
Cash distributions paid on common stock	(9,727,280)
Cash receipts from loan borrowings	16,000,000
Net cash provided by (used in) financing activities	6,272,720
Net increase/(decrease) in cash	1,003,195
Cash:
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	$1,003,195
Supplemental disclosure
Cash paid for interest	$515,779

See Notes to Financial Statements	15

Notes to Financial Statements Real Estate Securities Income
Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – unadjusted quoted prices in active markets for identical investments

● Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

● Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management

16

by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2021 was $62,444.

4

Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2021, the Fund did not have any unrecognized tax positions.

17

For federal income tax purposes, the estimated cost of investments held at April 30, 2021 was $267,460,507. The estimated gross unrealized appreciation was $49,925,413 and estimated gross unrealized depreciation was $19,768,723 resulting in net unrealized appreciation in value of investments of $30,156,690 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2020, the Fund recorded permanent reclassifications primarily related to prior year true up adjustment on real estate investment trusts (“REITs”). For the year ended October 31, 2020, the Fund recorded the following permanent reclassifications:

Total
Distributable
Paid-in Capital	Earnings/(Losses)
$(1,806,743)	$1,806,743

The tax character of distributions paid during the years ended October 31, 2020, and October 31, 2019, was as follows:

Distributions Paid From:
		Long-Term		Return of
Ordinary Income		Capital Gain		Capital		Total
2020	2019	2020	2019	2020	2019	2020	2019
$6,962,679	$9,725,680	$—	$—	$15,799,026	$13,035,762	$22,761,705	$22,761,442

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$(28,974,417)	$(24,359,432)	$(75,696)	$(53,409,545)

The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions and tax adjustments related to partnerships.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2020, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

Capital Loss
Carryforwards
Long-Term	Short-Term
$18,529,295	$5,830,137

18

5

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2021 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended October 31, 2020, the character of distributions, if any, paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On April 30, 2021, the Fund declared a monthly distribution to common stockholders in the amount of $0.0312 per share, payable on May 28, 2021 to stockholders of record on May 17, 2021, with an ex-date of May 14, 2021. Subsequent to April 30, 2021, the Fund declared a monthly distribution on May 28, 2021 to common stockholders in the amount of $0.0312 per share, payable on June 30, 2021 to stockholders of record on June 15, 2021, with an ex-date of June 14, 2021.

6

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7

Financial leverage: In September 2014, the Fund entered into a $125 million secured, committed five-year credit facility (the “Old Facility”) with State Street Bank and Trust Company (“State Street”). Under the Old Facility, State Street made a Term Loan of $75 million and committed to making revolving LIBOR Loans and Base Rate Loans of up to $50 million.

In September 2019, the Fund amended and extended the Old Facility and reduced the size of the Old Facility to $100 million (as so amended and extended, the “Current Facility”). Under the Current Facility, State Street made a 3-year Term Loan of $30 million due September 2022 and a 5-year Term Loan of $30 million due September 2024

19

and committed to making revolving LIBOR Loans and Base Rate Loans of up to $40 million. In March 2020, the Fund repaid the $30 million 3-year Term Loan due September 2022. After the repayment, the amount of the Fund’s outstanding fixed-rate borrowings under the Current Facility was reduced to $30 million, consisting of the 5-year Term Loan due September 2024. In addition, the Fund continues to have access to the $40 million revolving credit facility, of which $31 million was drawn as of April 30, 2021.

Under the Current Facility, interest on the 3-year Term Loan was charged at a fixed rate of 2.72% and was payable on the first day of each calendar quarter. Interest on the 5-year Term Loan is charged at a fixed rate of 2.96% and is payable on the first day of each calendar quarter. Interest on LIBOR Loans is charged at an adjusted LIBOR rate and is payable (i) on the last day of the interest period in effect, (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period and (iii) the termination date. Interest on Base Rate Loans is charged at a rate equal to the higher of (i) the annual rate of interest announced from time to time by State Street as its “prime rate” and (ii) an adjusted rate above the federal funds rate as in effect on that day, and is payable (i) with respect to interest accrued during a calendar month, on the fifteenth day of the immediately succeeding calendar month, and (ii) with respect to all accrued and unpaid interest, on the termination date.

During the six months ended April 30, 2021, the average principal balance outstanding and average annualized interest rate were $45,441,989 and 2.28%, respectively. At April 30, 2021, the principal balance outstanding under the Current Facility was $61 million, consisting of the $30 million 5-year Term Loan and $31 million outstanding under the revolving credit facility.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the Current Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Current Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets.

8

Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value and/or price of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

9

Securities lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

During the six months ended April 30, 2021, the Fund did not participate in securities lending.

20

10

Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2021, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, if any, at April 30, 2021. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund’s performance and may increase costs related to the Fund’s use of derivatives.

Options: During the six months ended April 30, 2021, the Fund used options written to enhance total return. During the six months ended April 30, 2021, the Fund used options purchased to enhance total return.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund’s loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The impact of the use of the following derivative instruments on the Statement of Operations during the six months ended April 30, 2021 (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure, was as follows:

Realized Gain/(Loss)

	Statement of Operations Location	Equity Risk	Total
Options purchased	Net realized gain/(loss)	$(24,333)	$(24,333)
Total Realized Gain/(Loss)	on: Transactions in investment securities of unaffiliated issuers	$(24,333)	$(24,333)

21

11

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12

Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended April 30, 2021, there were purchase and sale transactions of long-term securities (excluding written option contracts) of $35,906,746 and $25,841,239, respectively.

During the six months ended April 30, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

Transactions in shares of common stock for the six months ended April 30, 2021 and for the year ended October 31, 2020, were as follows:

For the Six Months Ended April 30, 2021		For the Year Ended October 31, 2020
Stock Issued on	Net Increase/	Stock Issued on	Net Increase/
Reinvestment of	(Decrease) In	Reinvestment of	(Decrease) In
Dividends and	Common Stock	Dividends and	Common Stock
Distributions	Outstanding	Distributions	Outstanding
—	—	731	731

22

Note E—Recent Accounting Pronouncement:

In March 2020, FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The guidance is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2021		Year Ended October 31,
	(Unaudited)		2020	2019	2018		2017		2016
Common Stock Net Asset Value,
Beginning of Period	$3.89		$5.88	$5.06	$5.80		$5.96		$5.75
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.08		0.11	0.22	0.15		0.28		0.24
Net Gains or Losses on Securities
(both realized and unrealized)	1.22		(1.62)	1.08	(0.35)		0.05		0.37
Total From Investment Operations
Applicable to Common Stockholders	1.30		(1.51)	1.30	(0.20)		0.33		0.61

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.20)		(0.15)	(0.21)	(0.21)		(0.51)		(0.24)
Tax Return of Capital	—		(0.33)	(0.27)	(0.33)		—		(0.16)
Total Distributions to Common Stockholders	(0.20)		(0.48)	(0.48)	(0.54)		(0.51)		(0.40)
Accretive Effect of Common Stock
Tender Offers	—		—	—	—		0.02		£—
Common Stock Net Asset Value, End of Period	$4.99		$3.89	$5.88	$5.06		$5.80		$5.96
Common Stock Market Value, End of Period	$4.79		$3.70	$5.58	$4.69		$5.53		$5.40
Total Return, Common Stock Net Asset Value†	34.42	%*[b]	(25.65)%	27.80%	(2.90)%		6.78%[a]		11.58%
Total Return, Common Stock Market Value†	35.66	%*[b]	(25.48)%	30.85%	(5.60)%		12.36%[a]		14.43%

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$236.4		$184.5	$278.8	$240.1		$274.9		$332.6
Preferred Stock Outstanding, End of Period
(in millions)^	$—		$—	$—	$—		$—		$25.0
Preferred Stock Liquidation Preference Per Share^	$—		$—	$—	$—		$—		$25,000
Ratios are Calculated Using Average Net
Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØØ	1.68	%**	2.16%	2.75%	2.91%		2.88%		2.68%
Ratio of Net ExpensesØØ	1.68	%**	2.16%	2.75%	2.91%		2.86%[c]		2.68%
Ratio of Net Investment Income/(Loss)^	3.72	%**	2.40%	4.12%	2.88%		4.76%[c]		4.04%
Portfolio Turnover Rate	10	%*	21%	3%	12%		74%		14%
Asset Coverage Per Share
of Preferred Stock, End of Period¢	$—		$—	$—	$—		$—		$357,685
Loans Payable (in millions)	$61.0		$45.0	$100.0	$100.0	ØØØ	$124.9	ØØØ	$100.0
Asset Coverage Per $1,000
of Loans Payable¢¢	$4,877		$5,103	$3,788	$3,402		$3,201		$4,577

See Notes to Financial Highlights	24

Notes to Financial Highlights Real Estate Securities Income
Fund Inc. (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

*	Not annualized.

**	Annualized.

^	On September 26, 2012, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”), which were outstanding until April 12, 2017.

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months
Ended	Year Ended October 31,
April 30, 2021	2020	2019	2018	2017	2016
0.48%	0.92%	1.39%	1.51%	1.24%	0.96%

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017) and accumulated unpaid distributions on MRPS (prior to April 12, 2017)) from the Fund’s total assets and dividing by the number of MRPS outstanding.

¢¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017), loans payable, accumulated unpaid distributions on MRPS (prior to April 12, 2017) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

£	During the year ended October 31, 2017, the Fund conducted a tender offer and repurchased 15% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. During the year ended October 31, 2017, final payment for the tender offer was made at $5.81 per share representing 98% of the NAV per share on January 9, 2017.

ØØØ	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

Year Ended October 31,
2018	2017
$30,482	$63,993

a	In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period. These amounts had no impact on the Fund’s total return for the year ended October 31, 2017.

b	The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Fund’s total return for the six months ended April 30, 2021.

c	The custodian expenses refund noted in (a) above which is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets applicable to common stockholders and the annualized ratio of net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net	Ratio of Net
Expenses to Average	Investment Income/(Loss) to
Net Assets Applicable to	Average Net Assets Applicable
Common Stockholders	to Common Stockholders
Year Ended October 31, 2017	Year Ended October 31, 2017
2.88%	4.74%

25

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

26

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

27

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

28

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Shareholder Services 866.227.2136

Plan Agent
American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

30

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security numbers, dates of birth and other numerical identifiers
■Names and addresses
■Driver’s licenses, passports and other identification documents
■Usernames and passwords
■Internet protocol addresses and other network activity information
■Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information directly from you or your representatives, for example, when you

■seek advice about your investments
■give us your contact or income information
■provide account information or open an account
■direct us to buy or sell securities, or complete other transactions
■visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104–0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

I0209 06/21

Item 2.  Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports on Form N-CSR.

Item 6.  Schedule of Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 30, 2021

By: /s/ John M. McGovern
       John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 30, 2021